UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-04692



                       Emerging Markets Growth Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (310) 996-6000

                     Date of fiscal year end: June 30, 2005

                     Date of reporting period: June 30, 2005





                                  Nelson N. Lee
                           Capital International, Inc.
                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025
                     (name and address of agent for service)


                                   Copies to:
                                 Rob Helm, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - Capital International(SM)]

EMERGING MARKETS GROWTH FUND(SM)

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

[front cover: graphic of world map]

Annual report for the year ended June 30, 2005


DEAR SHAREHOLDERS:

Emerging markets equities posted solid gains in the 12-month period, supported by robust economic growth in many economies and solid corporate earnings. For the one-year period ended June 30, 2005, the net asset value of Emerging Markets Growth Fund rose 34.3% with dividends reinvested. The MSCI Emerging Markets Index gained 34.4% with net dividends reinvested over the same period.

Emerging markets maintained momentum even against a backdrop of modest equity returns in the developed markets and slower growth in Japan and many economies in Europe. Economic expansion in emerging markets was, overall, twice the rate of growth in the developed markets in calendar year 2004, underscoring the greater growth opportunities for many emerging markets companies.

MARKETS REVIEW

Energy stocks had the best results, supported by higher crude oil prices. Domestically oriented sectors such as consumer staples, utilities and financials also outpaced the broader emerging markets. Technology shares underperformed the broader market, and materials lagged slightly primarily due to the poor results of the South African mining companies.

Merger-and-acquisition activity in the period underscored the attractiveness of emerging markets assets for multinational and Western companies. Spain's Telefonica outbid two rivals to acquire Cesky Telecom, the incumbent wireline phone operator in the Czech Republic; Philip Morris International acquired Indonesian cigarette maker PT Hanjaya Mandala Sampoerna (HM Sampoerna); Anheuser-Busch increased its stake in China's Tsingtao Brewery; and Standard Chartered acquired Korea First Bank. In the reverse direction, China's Lenovo acquired IBM's global personal computer business.

[Begin Sidebar]
EMGF TOTAL RETURNS VS. MSCI EMERGING MARKETS INDEX
FOR PERIODS ENDED 6/30/05 (with distributions reinvested)

                                                                                              MSCI
                                                        Emerging                            Emerging
                                                         Markets                             Markets
                                                       Growth Fund         Annualized        Index*           Annualized

12 months                                                  +34.3%               --%           +34.4%               --%
3 years                                                    +84.1             +22.6            +90.9             +24.0
5 years                                                    +22.8              +4.2            +42.9              +7.4
10 years                                                  +101.0              +7.2            +50.1              +4.1
Lifetime (since 5/30/86)                                +1,942.0             +17.1               --+               --+

* Returns shown for the MSCI Emerging Markets Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and does not reflect sales charges, commissions or expenses.
+ The MSCI Emerging Markets Index did not start until December 31, 1987. [End Sidebar]

[Begin Sidebar]
PERCENTAGE CHANGES FOR MARKETS AND STOCK PRICES ARE IN U.S. DOLLARS AND ARE FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005, UNLESS OTHERWISE NOTED.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. THE RESULTS SHOWN ARE BEFORE TAXES ON FUND DISTRIBUTIONS AND SALE OF FUND SHARES. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, PLEASE CALL 800/421-0180, EXT. 96245. INVESTING OUTSIDE THE UNITED STATES, ESPECIALLY IN DEVELOPING MARKETS, IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.
[End Sidebar]

Emerging markets currencies in the aggregate appreciated against the U.S. dollar at a time when most developed market currencies weakened. Latin American currencies were particularly strong, supported by interest rates that were much higher than those in developed markets. In Brazil, where the short-term interest rate reached 19.75%, the real appreciated 32% against the dollar. Currency appreciation contributed about one-fifth of the dollar-based total return in emerging markets. South Africa was one of the exceptions, as the rand lost 7% of its value against the U.S. dollar.

From a regional perspective, Latin American stocks performed the best, paced by rising oil prices and strong corporate earnings reports. Currency movements also helped returns in dollar terms. Brazil, Mexico, Colombia and Argentina all managed to sustain economic growth, supported by exports of oil, materials and agricultural products. Latin American exports grew despite strong currencies. Inflation-targeting monetary regimes in Latin America gained credibility, and higher exports helped shore up government revenues and external current accounts. Sustained strength in domestic demand and improving operating margins contributed to the bottom line of many consumer staples and telecommunication companies. In Argentina, the successful restructuring of more than $100 billion in defaulted bonds appeared to lift investor sentiment. In Mexico, the government of President Vicente Fox cleared the way for Andres Manuel Lopez Obrador, the popular mayor of Mexico City, to enter the 2006 presidential race by dropping a legal investigation against him relating to a land dispute. The action was effective in ending street protests and removing an element of political uncertainty in Mexico.

Asian equities had mixed results. Markets in Indonesia, India and South Korea rose sharply. Taiwan, China and Thailand made double-digit gains but the returns were lower than the broad 34% advance of emerging markets. Information technology stocks are a significant component of South Korean and Taiwanese equity markets and they had only modest gains during the period, even though the hardware sector started to show early signs of a recovery the last few months of the period. Nevertheless, Korean equities rose 35% with the support of domestically oriented sectors, including utilities, industrials and financials. Taiwanese stocks had more modest gains. The discount imposed by MSCI on Taiwan's weighting in the index was eliminated, making Taiwan's weighting the largest of the emerging markets, following a decision by Taiwanese authorities to eliminate certain investment restrictions on foreign investors.

[Begin Sidebar]

10 LARGEST EQUITY HOLDINGS
                                                                                Percent of gain for
                                                          Percent of               the 12 months
                                                         net assets as             ended 6/30/05*
                                                          of 6/30/05             (in U.S. dollars)

Samsung Electronics                                          6.8%                     14.7%
America Movil                                                3.1                      63.9
Sasol                                                        2.4                      74.2
Taiwan Semiconductor                                         2.2                      25.2
Hon Hai Precision                                            2.2                      59.1
Infosys Technologies                                         2.1                      79.1
Kookmin Bank                                                 2.0                      45.3
Telekomunikasi Indonesia                                     1.7                      29.9
Cia de Bebidas das Americas-AmBev                            1.6                      54.0
Itausa                                                       1.6                      86.4
Total                                                       25.7%

* The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

China's efforts to cool overheated areas of its economy such as real estate had some impact, especially after the government levied a tax on sales of residential property owned for less than two years. China's economic growth remained strong at an approximate 9% annualized rate. However, China's equity market returns on the whole were lower than the emerging markets aggregate. Meanwhile, India had the best results among the major Asian markets as stocks rebounded from a slide in May 2004 following the surprise election victory of an alliance of opposition parties. As the new government followed through with some economic reforms and corporations turned in solid earnings, equity markets rallied sharply. The economy expanded 7% in the 2004-05 fiscal year despite higher oil prices and rising interest rates, consolidating investor confidence.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED

                                                                                                      MSCI EM         Value of
                                                        Percent of net assets                        Index(1)         holdings
                                                                                                                       6/30/05
                                                  6/30/03      6/30/04      12/31/04      6/30/05      6/30/05     (in thousands)
ASIA-PACIFIC
China                                               2.6%         3.4%          3.5%         3.6%         7.7%       $    498,066
Hong Kong                                           1.2          1.1           1.5          1.1           --             151,342
India                                              10.5         10.6          10.2         10.3          6.0           1,399,914
Indonesia                                           3.0          3.0           2.6          2.5          1.7             343,929
Malaysia                                            2.4          5.4           5.4          5.0          3.6             680,929
Philippines                                         1.3           .4            .3           .5           .5              64,005
Singapore                                            --           .1            .1           .1           --               9,178
South Korea                                        18.6         18.0          17.6         18.0         16.6           2,448,162
Taiwan                                              6.7         10.0          10.5         12.5         17.7           1,701,339
Thailand                                            1.9           .7            .6          1.1          2.1             145,591
Vietnam                                              --           .1            .1           .1           --              10,964
                                                   48.2         52.8          52.4         54.8         55.9           7,453,419
LATIN AMERICA
Argentina                                            .8           .6            .6          1.4           .6             187,011
Brazil                                             11.1          9.8          11.8         12.3          9.5           1,678,673
Chile                                               1.5          1.4           1.2           .8          1.9             107,474
Colombia                                             .4           .3            .3           .6           .2              81,620
Ecuador                                              --           --            --           --           --               1,943
Mexico                                             14.2          9.8           8.7          6.8          6.1             924,848
Panama                                               .1           --            --           --           --                  --
Peru                                                 .5           .3            .1           .2           .5              29,641
Venezuela                                            .3           .4            .4           .2           .1              30,440
                                                   28.9         22.6          23.1         22.3         18.9           3,041,650
EASTERN EUROPE
Bulgaria                                             --           --            --           --           --               1,156
Croatia                                              .4           .3            .2           .1           --              13,495
Czech Republic                                       .3           .7            .9           .3           .8              35,333
Hungary                                             1.5          1.6            .9           .5          1.5              75,115
Kazakhstan                                           --           --            --           --           --               2,886
Poland                                              1.3           .7            .4           .4          1.7              55,208
Russia                                              5.5          6.4           3.2          1.7          4.3             239,367
                                                    9.0          9.7           5.6          3.0          8.3             422,560
OTHER MARKETS
Canada(2)                                            .3           .6            .8           .8           --             108,801
Dominican Republic                                   --           --            --           --           --               2,724
Egypt                                                .2           .4            .3          1.2           .8             169,618
Israel                                               .3           .8           1.8          2.8          3.4             385,663
Morocco                                              .1           --           .1           .1           .2                8,224
South Africa                                        5.2          8.0           7.7          7.2         10.0             985,023
Sweden(2)                                            --           --           .1           .1            --               8,393
Turkey                                              2.0          1.7           2.5          2.4          1.9             322,354
United Kingdom(2)                                   1.2           .4            .1           .2           --              29,926
United States of America(2)                          .2           .1            .1           .1           --              15,314
                                                    9.5         12.0          13.5         14.9         16.3           2,036,040
Multinational                                        .4           .5            .4           .4                           59,350
Other(3)                                             .6           .7           1.4           .7                           90,615
Cash & equivalents less liabilities                 3.4          1.7           3.6          3.9                          528,073
Total net assets                                  100.0%       100.0%        100.0%       100.0%                     $13,631,707

(1) MSCI Emerging Markets Index also includes Jordan (0.3% at 6/30/05) and Pakistan (0.3% at 6/30/05). A dash indicates that the market is not included in the index. Source: MSCI Red Book.
(2) Includes investments in companies incorporated in the region that have significant operations in emerging markets.
(3) Includes stocks in initial period of acquisition.
[End Sidebar]

[Begin Sidebar]
PERCENT CHANGE IN KEY MARKETS(1)

                                    12 months                           6 months
                                  ended 6/30/05                       ended 6/30/05

                           Expressed         Expressed        Expressed         Expressed
                            in U.S.          in local          in U.S.          in local
                            dollars          currency          dollars          currency
ASIA-PACIFIC
China                        20.2%             19.8%             5.3%              5.3%
India                        58.7              50.1              9.3               9.3
Indonesia                    64.5              70.8             10.2              15.9
Malaysia                      9.4               --(2)           -1.7                --(2)
Pakistan                     46.3              50.0             30.5              30.9
Philippines                  22.4              21.9              5.9               5.5
South Korea                  34.8              20.5             11.6              11.4
Taiwan                       14.5               7.7              2.1               1.9
Thailand                     10.9              12.0             -3.1               3.1

LATIN AMERICA
Argentina                    71.6              67.7             25.0              21.7
Brazil                       74.4              33.0             12.3              -0.1
Chile                        45.7              32.6              9.9              14.5
Colombia                     95.9              69.2             14.9              13.6
Mexico                       42.4              33.1             10.1               6.5
Peru 18.5                    13.2               4.6              4.0
Venezuela                    -0.1               1.1            -14.3             -12.4

EASTERN EUROPE
Czech Republic               77.6              68.5             11.4              23.9
Hungary                      67.7              66.0             13.1              27.6
Poland                       41.3              27.7             -2.2               9.0
Russia                       14.3              14.5             11.8              12.0

OTHER MARKETS
Egypt                       276.8             252.6            105.2              95.8
Israel                       -0.6               0.9             -1.2               3.5
Jordan                      137.2             137.0             58.1              58.0
Morocco                       6.0               6.5             -4.9               4.5
South Africa                 30.5              40.2             -7.4               9.7
Turkey                       66.3              49.6              7.8               6.7
Emerging Markets
     Growth Fund             34.3                                8.1

(1) Including reinvestment of net dividends. All indexes are compiled by Morgan Stanley Capital International and are unmanaged.
(2) Index is quoted in U.S. dollars only.
[End Sidebar]

In other areas, investor sentiment in Russia was shaken by government actions against YUKOS Oil that culminated in the December auction of YUKOS' main oil producing unit, Yuganskneftegaz, at a price that was widely viewed as far below the unit's intrinsic market value. The government also assessed YUKOS with back taxes and penalties that exceeded the company's total revenue for some of the delinquent years. Investors and Western governments saw the Kremlin's sale of Yuganskneftegaz as a renationalization of key energy assets. YUKOS' former CEO Mikhail Khodorkovsky was sentenced to nine years in jail for fraud and tax evasion.

The tiny markets of Egypt and Jordan had the best returns for the period, climbing 277% and 137%, respectively. There has been growing investor optimism about a renewed commitment by the Egyptian government to economic reform, which was a factor propelling Egyptian stocks. The markets of the Czech Republic, Hungary and Turkey also had good results. The South African market was hurt by the poor performance of resource stocks, which have seen operating margins squeezed by the strong rand.

PORTFOLIO REVIEW

The fund made strong gains in the 12-month period. Results were similar to those of its benchmark, the MSCI EM Index. Nevertheless, the fund's holdings were quite different from the index. Fund results relative to the MSCI EM Index improved in the second half of the reporting period as the steady earning stocks like consumer staples led the markets while the cyclical materials sector fell behind. Our large investment in financials was also beneficial. However, the fund's relatively low exposure to the energy sector worked against it.

The fund emphasized investments in sectors that are closely linked to domestic economies, including consumer staples and financials. We hold the view that domestic emerging markets economies will continue to grow faster than developed economies. We increased our investments in financial and technology stocks, which became our largest sector investments, together making up 42% of the fund's holdings. The addition to our technology holdings was based on the view that the industry will likely see a cyclical upturn in the near term.

Our financial holdings are in markets that we believe are in the early stages of cyclical growth, including South Korea and Taiwan; in this sector, we are also invested in strong franchises and well-run businesses in markets like India, Mexico and Brazil. In the aggregate, our financial holdings had returns of about 50% in the 12-month period. Brazil's Itausa, India's HDFC Bank and South Korea's Shinhan Financial were among the fund's best-performing stocks.

Consumer staples is another sector that has benefited from domestic growth in many emerging markets. The M&A activity in Latin America's beverage industry has started to produce results in the form of increased market share and better operating margins and earnings. Many of these companies are among the fund's holdings, including Cia. de Bebidas das Americas-AmBev and Fomento Economico Mexicano (Femsa). Also, we sold HM Sampoerna shares in the tender offer from Philip Morris International at a profit.

The decision to hold a relatively low exposure in energy stocks worked against the fund. The price of crude oil reached a record high in nominal terms, boosting oil company shares across markets. The bid by China National Offshore Oil Corporation for Unocal was a reminder of the increasing energy needs of developing nations and the substantial efforts governments are willing to make in order to secure energy-related assets. We have been cautious investing in energy stocks for two reasons. First, in our view, the current price of oil appears unsustainable. Second, in many cases, gains from higher crude oil prices are heavily taxed and thus flow to governments rather than to the bottom line of the oil producers. Our investment in YUKOS Oil was the single largest detractor to portfolio returns. On the other hand, our investment in Sasol, the South African energy company, was a contributor to fund returns. Sasol specializes in converting natural gas to liquid petroleum, and the technology has gained prominence amid increasing focus by governments and the oil industry on alternative fuel technologies.

While energy stocks had a strong run, materials lost steam. Our low exposure to the sector, which has hurt fund results over the last few years, turned in our favor over the past six months. While we do not hold many investments in base metals companies, we have substantial investments in the South African producers of precious metals, including platinum and gold. In fact, our exposure to Sasol, precious metals and industrial companies has raised our investment in South Africa, and it is the fifth-largest market in the fund.

Our technology holdings had mixed results. On the whole, having a large exposure to technology was not rewarding during the period. However, our substantial investment in Indian information technology service providers worked to the fund's advantage, as these stocks rebounded sharply from the steep decline they suffered in the wake of India's general elections in mid-2004. Infosys Technologies, the large Indian software company, was one of the largest contributors to portfolio returns.

Looking at countries, our large exposure and selection of investments in India and Mexico contributed to returns. Both markets outpaced the MSCI EM Index by a wide margin, and the fund's stocks in these markets also had very solid results. On the other hand, our investments in Russia and China detracted from results for the 12-month period.

OUTLOOK

The combination of rising U.S. short-term rates, high oil prices and softening demand for raw materials has traditionally translated into a more cautious outlook for emerging markets stocks. Nevertheless, emerging markets equities have shown good results over the past year, despite a challenging global environment. We believe this trend is likely to continue, supported by several factors -- the most significant of which are the faster economic growth rates of emerging markets compared to the developed world and the significantly improved financial health of most developing countries compared to just five years ago.

Asian economies have built a base in manufactured goods and technology; South Africa, Russia and many Latin American economies have benefited from the recent strength in commodity and oil prices. Rising exports have in turn allowed governments to build up their current account surpluses and substantial foreign exchange reserves that protect their currencies against speculative attacks. Many governments have shown discipline in either reducing budget deficits or building surpluses and curtailing government spending. This confluence of factors has created a positive macroeconomic backdrop and a base of support for private enterprise to flourish, which has translated into strong corporate profitability. Increasingly, investors worldwide appear to be recognizing the improved fundamentals and are increasing their participation in these markets through both direct investment and portfolio investment. As a result, the gap in valuations between emerging and developed markets has narrowed. In our view, it could compress further.

Nevertheless, the same macroeconomic factors that have improved the outlook for emerging markets have also made them a less homogeneous group than before. Since foreign exchange regimes are mostly floating rate and external financial accounts are in good shape, emerging markets are far less vulnerable to the domino effect of unfavorable external events. Hence, local economies, domestic monetary policies and the quality of corporate activity are increasingly more important considerations for investors. Differentiating between markets is critical, both within and across regions. For instance, South Korea and Taiwan appear to be in the early stages of a cyclical recovery while India and China are more likely in the late stages of their economic cycles. Similarly, the metals and mining industry appears to be near or just past a cyclical peak while many areas of technology appear in the early stages of a cyclical upswing. Overall, technology has become a more important component of emerging markets, representing 18% of the MSCI EM Index, while materials is a smaller component at 13%.

While the outlook for emerging markets remains promising, there are some near-term risks. Mexico and Brazil are scheduled to hold presidential elections in 2006, and historically their election seasons have often been marked by political turbulence and market volatility. China and India, two of the fastest-growing economies in the world, could experience a slowdown. In general, the so-called carry trade, whereby investors borrow at the low interest rates prevailing in developed markets and then invest the proceeds in higher yielding assets in emerging markets, including stocks, bonds, currencies and real estate, could reverse should rates rise rapidly in developed markets for any reason. Any sudden decline in liquidity and sharp reversal in these trades has the potential of a ripple effect in financial markets. While such a probability is low, it is still a risk in emerging markets. Nevertheless, while any of these risks could mean a temporary setback for the asset class, we think the overall outlook for emerging markets is broadly positive.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Robert Ronus

Robert Ronus
Chairman of the Board

/s/ Shaw B. Wagener

Shaw B. Wagener
President

June 30, 2005


THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $100,000 INVESTMENT HAS GROWN

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value. This chart shows how a $100,000(1) investment in Emerging Markets Growth Fund grew from December 31, 1987 -- the inception of the MSCI Emerging Markets Index -- through June 30, 2005, the end of the fund's latest fiscal year.

As you can see, the $100,000 would have grown to $1,471,426. This is significantly more than the $868,292 generated by the unmanaged MSCI EM Index.


[begin mountain chart]

Year                   Emerging
ended                  Markets         MSCI EM            Original
June 30                Growth Fund(2)  Index (3)          Investment

12/31/1987             $100,000        $100,000           $100,000
06/30/1988 (4)          138,053         136,912            100,000
12/31/1988              141,980         140,427            100,000
06/30/1989              203,614         173,906            100,000
12/31/1989              275,812         231,650            100,000
06/30/1990              296,302         258,080            100,000
12/31/1990              250,848         207,209            100,000
06/30/1991              349,859         281,281            100,000
12/31/1991              409,863         331,349            100,000
06/30/1992              453,884         355,819            100,000
12/31/1992              460,360         369,135            100,000
06/30/1993              551,713         421,825            100,000
12/31/1993              794,977         645,384            100,000
06/30/1994              741,137         578,578            100,000
12/31/1994              782,904         598,165            100,000
06/30/1995              732,096         578,478            100,000
12/31/1995              726,601         567,009            100,000
06/30/1996              845,474         627,491            100,000
12/31/1996              845,574         601,205            100,000
06/30/1997            1,092,098         707,935            100,000
12/31/1997              927,272         531,555            100,000
06/30/1998              791,087         431,270            100,000
12/31/1998              696,603         396,860            100,000
06/30/1999              953,943         555,079            100,000
12/31/1999            1,239,461         660,407            100,000
06/30/2000            1,198,460         607,647            100,000
12/31/2000              855,467         458,257            100,000
06/30/2001              847,207         450,050            100,000
12/31/2001              826,143         446,274            100,000
06/30/2002              799,378         454,921            100,000
12/31/2002              744,120         418,732            100,000
06/30/2003              856,488         485,280            100,000
12/31/2003            1,127,420         652,453            100,000
06/30/2004            1,095,308         646,124            100,000
12/31/2004            1,361,210         819,176            100,000
06/30/2004            1,471,426         868,292            100,000

[end mountain chart]

(1) The minimum initial investment for EMGF is $100,000.
(2) Values are based on a $100,000 investment with distributions reinvested.
(3) Values shown for the MSCI EM Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and does not reflect sales charges, commissions or expenses.
(4) For the period December 31, 1987 (inception of the MSCI EM Index) through June 30, 1988. EMGF began operations on May 30, 1986.

[begin sidebar]
TOTAL RETURNS
(with all distributions reinvested for periods ended June 30, 2005)

                                       Cumulative                        Average annual
                                      total returns                       total returns

1 year                                   +34.34%                                 --%
5 years                                  +22.77                               +4.19
10 years                                +101.00                               +7.23

[eng sidebar]

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. THE RESULTS SHOWN ARE BEFORE TAXES ON FUND DISTRIBUTIONS AND SALE OF FUND SHARES. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, PLEASE CALL 800/421-0180, EXT. 96245.

THE INVESTMENT LANDSCAPE

The geographic concentrations of assets found in Emerging Markets Growth Fund's portfolio rarely reflect a predetermined decision to concentrate our investment in a particular country or region. More often, these concentrations result from buy-and-sell decisions made stock by stock, based on intensive, proprietary research. While the emphasis of that research is on companies, the fund's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is our view of the investment landscape in the fund's five largest areas of concentration for the year ended June 30, 2005. The five account for 60% of net assets.

SOUTH KOREA (18.0% of net assets)

Domestically oriented companies appeared to be the focus of equity investors in South Korea, where utilities, industrials, financials and energy stocks led the market 35% higher over the 12-month period. Information technology stocks lagged, with the stronger Korean won hurting exports.

Domestic economic growth slowed considerably. Gross Domestic Product expanded at a 2.7% annualized rate in the first quarter of 2005 over the same period a year ago. Investors appeared to take the view that the first quarter probably represented the bottom of the cycle as economic indicators showed a steady pickup in consumer demand.

Valuations of Korean domestic stocks were cheap, with trailing price-to-earnings multiples in the high single digits in the aggregate. In addition, many Korean stocks now have attractive dividend yields. The excesses in the banking system related to the bursting of the consumer credit bubble in late 2003 appear to have been brought under control, with non-performing loans in steady decline. The relatively low valuations of Korean banks have attracted foreign investors. Standard Chartered Bank acquired Korea First Bank following on the heels of Citigroup's acquisition of KorAm Bank in May 2004. The improvements in asset quality resulted in better earnings, and financial stocks rose more than 50% in the reporting period.

Exports decelerated, hurt partly by the 12% appreciation of the Korean won against the U.S. dollar in the 12-month period. Technology and electronics consumer goods exports were hit the hardest by the stronger currency, which also cut into the profit margins of the major technology companies. Samsung Electronics, the leading technology company, continued to build market share in most business lines but saw a decline in profitability from the high level of earnings of the prior few quarters. Earnings dropped in the first quarter of 2005 after reaching a record high annual profit of $10 billion for 2004. Global demand for technology products was mixed and prices of memory chips softened, dealing another blow to earnings. Nevertheless, technology firms all along the supply food chain started replenishing inventory in the spring/summer of 2005 in a signal that the recent slump in the technology hardware industry may be coming to an end.

The Korean central bank lowered interest rates by 50 basis points early in 2005 in an attempt to stimulate the economy, and long-term rates hovered near all-time lows. Inflation remained relatively tame in the 3% range. On the political front, President Roh Moo-hyun's URI party suffered a setback in National Assembly by-elections held in April.

TAIWAN (12.5% of net assets)

Taiwan became the largest emerging market in the benchmark MSCI EM Index at the beginning of June when the representation of the market was increased to full weighting of the available float following the removal of investment restrictions on foreign investors. As of June 30, 2005, Taiwan's stock market accounted for 18% of the MSCI EM Index. Taiwan has the second-largest country weighting in the portfolio. In aggregate, Taiwanese stocks rose 15% over the reporting period. They were held back by the lackluster performance of technology stocks, which represented 54% of the MSCI EM Taiwan Index. Technology hardware stocks lagged the strong index gains in the early part of the reporting period until November. It was only in the second calendar quarter of 2005 that technology shares rose sharply, but the late spike was not enough to overcome the earlier losses, and the sector's returns for the year were lower than those for the benchmark index.

A much-anticipated recovery in corporate spending on technology failed to materialize. Managements at many technology companies appeared to realize in mid-2004 that the industry had overbuilt capacity and therefore spent the rest of 2004 and early 2005 managing down inventories. Major global technology companies like Taiwan Semiconductor Manufacturing (TSMC), the world's largest manufacturer of custom-designed computer chips, found themselves warning investors about their diminished expectations for a recovery in 2005. The business cycle appears to have bottomed out in the first quarter of calendar 2005, and earnings may have hit a bottom in the second quarter of 2005. By the spring/summer of 2005, markets appear to have concluded that an upswing in the technology cycle would come sooner or later, and technology stocks rallied in the final quarter of the reporting period. Semiconductor stocks rebounded sharply: TSMC shares rose 25% in the period.

Taiwanese financial stocks were also weak, held back by a slowing economy. GDP growth slowed in the first quarter of 2005, partly due to a decline in export growth. Exports were hurt by a weaker U.S. dollar and tepid demand for electronics goods and computer hardware. In addition to cyclical factors, Taiwan's economy also faces challenges that are more structural in nature. An increasing number of manufacturing jobs are moving to mainland China as Taiwanese corporations seek to benefit from the lower cost structure there. On the fiscal front, a historically low tax base has left the government with limited means to shore up the economy in cyclical downturns, and the high fiscal deficit of around 4% of GDP has been burdened by heavy spending on defense. The Taipei government said it was exploring options to establish a minimum corporate tax rate.

On the political front, cross-strait relations appeared brighter after a delegation of opposition leaders visited mainland China in April. The visit raised hopes for improved trade and tourism.

BRAZIL (12.3% of net assets)

Brazil was one of the strongest markets in the reporting period, with stocks rising 74% in U.S. dollar terms. A sharp 32% appreciation of the Brazilian currency versus the U.S. dollar contributed to returns for U.S. dollar-based investors.

The central bank maintained an extremely tight monetary policy, steadily raising the key interest rate to a high of 19.75% in an attempt to ward off inflationary pressures. The high level of interest rates attracted foreign investors to Brazil's large and liquid local bond markets, which contributed to the appreciation of the real. Brazilian banks, which have traditionally been large investors in local bond markets, also benefited from interest rates that are high in both nominal and real terms. Consumer and corporate demand for credit remained strong, contributing to healthy earnings reports throughout the banking sector. Shares of Unibanco, Itausa and Banco Bradesco rallied. Iron ore producer Companhia Vale do Rio Doce (CVRD) obtained a large price increase for its product from a Japanese steel producer. CVRD shares rose nearly 95% in the period, although they declined in the last quarter amid a global decline in materials stocks and a slight softening in commodity prices. Energy was another strong area, and shares of oil producer Petrobras rose more than 80%. However, industrials and telecommunication service stocks lagged the gains of the broader market.

Supported by strong global demand for agricultural products and raw materials, exports rose steadily despite the headwind of an appreciating currency. Employment grew moderately and consumer demand expanded in what was partly a cyclical upturn in the economy. Exports increased more than 25% in the first calendar quarter of 2005 compared to the same period in the previous year, increasing Brazil's balance of payments surplus to more than $10 billion.

On the macroeconomic front, the government has been adept at managing its external finances by reducing the stock of outstanding floating rate debt linked to the exchange rate. It has also reduced the total amount of public sector debt and built up its foreign exchange reserves to more than $60 billion. Having substantial reserves makes the country far less vulnerable to external financial shocks.

Toward the end of the period, the government of President Luiz Inacio Lula da Silva wrestled with allegations of bribe-taking against certain members of the ruling coalition. The developments appeared to make it more difficult for the administration to make further progress on liberalizing the economy.

INDIA (10.3% of net assets)

Indian stocks rose sharply, rebounding from their steep decline of May 2004, when the upset victory of a Congress Party-led opposition alliance surprised markets. Stocks began to recover lost ground in the next month, after party leader Sonia Gandhi stepped aside and let a former finance minister take charge of the coalition government. New Prime Minister Manmohan Singh promised to continue the prior government's agenda of economic reform.

The Indian economy maintained momentum, fueled by growth in services, rising investment in infrastructure and the growing power of the urban consumer.
Disposable income for the urban middle class grew steadily as employment expanded in both the service and manufacturing sectors. Meanwhile, stable prices for agricultural commodities such as wheat, sugar, rice and coffee have helped increase the purchasing power of large sections of the rural population. Despite the hurdles of high oil prices and a tighter monetary policy, GDP grew 7% in the 2004-05 fiscal year and is forecast to grow at 7% in the 2005-06 fiscal year by both the government and private economic forecasting groups. Foreign investors attracted by India's fast-growing economy and many well-managed and high-quality companies brought large sums of money into India and pushed the Bombay Stock Exchange to a record high.

Shares of banks and technology companies led the markets. Technology stocks rose sharply, supported by both revenue and earnings growth. The large information technology service providers expanded their sales volume by more than 50%. Management departures at Wipro and Infosys Technologies, the two large software houses, somewhat dampened investor sentiment toward the end of the reporting period. However, the companies have a large pool of talent, and overall growth of the industry remains strong, despite increasing competition from the large multinational companies.

Meanwhile, bank shares received a boost from mortgage and consumer loan growth amid increasing demand for credit by the urban middle class. Beneficiaries included Housing Development Finance Corporation and the State Bank of India, which have large exposure to consumers.

The end of a feud within the controlling Ambani family boosted shares of the Reliance group of companies. Management control of the conglomerate was divided between the two Ambani brothers in a way that left intact the various business units, especially Reliance Industries, the flagship petrochemicals business. By the end of the reporting period, Reliance Industries' shares had risen 58% to become the second-largest stock in the MSCI EM India Index, accounting for 12% of its market capitalization.

The government moved ahead with some economic reform programs and started to address the country's shortage of infrastructure by inviting proposals for private investment in areas such as airports. It also implemented additional reforms in the electricity sector by simplifying the tariff structure. Nevertheless, the efforts were marked by loud and protracted negotiations with its allies, underscoring the risk associated with coalition governments and highlighting India's often fractious politics.

SOUTH AFRICA (7.2% of net assets)

South African equities rose 31% in U.S. dollar terms even though materials had less-than-stellar returns. A 7% slide in the rand versus the U.S. dollar also dampened returns for U.S. dollar-based investors.

South Africa's central bank surprised markets in April with a 50 basis points cut in the key interest rate, bringing it down to 7%. This action was seen as an effort to boost a domestic economy that was growing only modestly while moderating the impact of the rand on the export-oriented mining industry. (The rand had risen 52% against the U.S. dollar during the 2003 and 2004 calendar years before losing some value in 2005.) The economy showed some signs of renewed vigor in the second quarter of 2005. Several retail and infrastructure-related stocks rallied, including Tiger Brands and household goods store Steinhoff International.

The materials sector, which makes up a significant part of the South African market, declined in market capitalization after dual-listed mining giant Anglo American was moved from the MSCI EM Index to the MSCI UK Index. Nevertheless, at the end of the reporting period, materials still accounted for 21% of the MSCI South Africa Index, with financials at 30%. Anglo American's move resulted in energy company Sasol becoming the largest stock in the South Africa Index. High energy prices brought renewed attention to alternative fuels, prompting investors to bid up Sasol shares by 74%.

Materials stocks had modest returns. The strong rand put severe pressure on the profitability of mining companies in general. In addition, a hostile merger bid by Harmony Gold Mining for rival Gold Fields pulled down both stocks, thereby dampening overall returns for the South African gold sector. Harmony ultimately failed to obtain sufficient support from Gold Fields' shareholders and also confronted several regulatory hurdles, and the proposed merger collapsed in May. A merger that proved successful was the bid by the U.K.-based bank Barclays for ABSA, one of South Africa's commercial banks, which was upheld by the courts. It will be the largest single foreign investment in South Africa.

In the political arena, President Thabo Mbeki asked his deputy president Jacob Zuma to resign in June as he faced possible corruption charges, an action that many observers described as an effort to reinforce a clean image of the government.

ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund (EMGF) was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. Capital International is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. These companies have been involved in international investing since the 1950s. Capital International employs a value-oriented, research-driven approach. Capital International and its institutional management affiliates maintain a global investment intelligence network that continues to grow and currently employs more than 143 investment professionals based on three continents. They include analysts and portfolio managers, born in over 27 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, the organization has 20 analysts covering these countries, compared with four in 1986; 17 of these analysts also manage a portion of the fund. Most of its assets are managed by seven portfolio managers, compared with two in 1986.

Capital International's research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given the Capital Group organization's family of companies -- and the funds they manage, including Emerging Markets Growth Fund -- a competitive edge.



INVESTMENT PORTFOLIO
June 30, 2005

                                                       Equity securities
SECTOR DIVERSIFICATION                Common stocks   Preferred stocks     Convertible bonds       Bonds     Percent of net assets
Financials                                    18.83%              2.06%                   - %       .22%                    21.11%
Information technology                        20.92                  -                    -           -                     20.92
Telecommunication services                    10.48               2.45                    -           -                     12.93
Consumer staples                               7.49               1.63                    -           -                      9.12
Materials                                      5.60               1.11                  .02           -                      6.73
Industrials                                    6.16                  -                    -           -                      6.16
Consumer discretionary                         5.69                .38                    -         .02                      6.09
Energy                                         4.64                .65                    -           -                      5.29
Utilities                                      3.18                .75                    -         .03                      3.96
Health care                                    2.05                  -                    -           -                      2.05
Other                                           .94                  -                    -         .83                      1.77
                                             85.98%              9.03%                 .02%       1.10%                     96.13%

Short-term securities                                                                                                        3.06
Excess of cash and receivables over payables (including foreign currency contracts)                                           .81

Net Assets                                                                                                                 100.00%



EQUITY SECURITIES                                                                                             Value
(common and preferred stocks)                                                                    Shares       (000)

Argentina  -  0.99%
BI SA (acquired 10/21/93, cost: $4,567,000) (1)  (2)                                          4,952,159      $2,031
Grupo Financiero Galicia SA, Class B (2)                                                              5           -
Hidroneuquen SA (acquired 11/11/93, cost: $29,339,000) (1)  (2)  (3)                         28,022,311         900
IRSA Inversiones y Representaciones SA (GDR) (2)                                              1,102,100      13,446
Nortel Inversora SA, Class B, preferred (ADR) (2)                                             4,094,500      40,290
Telecom Argentina SA, Class B (ADR) (2)                                                       1,330,146      15,882
Tenaris SA (ADR)                                                                                793,900      62,139
                                                                                                            134,688

Brazil  -  12.06%
ALL - America Latina Logistica, units                                                         1,526,220      45,227
Banco Bradesco SA, preferred nominative (ADR)                                                    54,000       1,911
Banco Itau Holding Financeira SA, preferred nominative                                          247,202      45,540
Banco Itau Holding Financeira SA, preferred nominative (ADR)                                     20,100       1,859
Bradespar SA, preferred nominative                                                              756,700      12,988
Celular CRT SA, ordinary nominative                                                              22,557         399
Celular CRT SA, Class A, preferred nominative                                                 1,015,730      20,358
Celular CRT SA, ordinary nominative, rights (2)                                                  29,844          73
Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative                         268,720,000       3,769
Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative (ADR)                       231,980       1,635
Centrais Eletricas Brasileiras SA - ELETROBRAS, Class B, preferred nominative             2,423,118,300      31,299
Cia. de Bebidas das Americas - AmBev, ordinary nominative (ADR)                               1,283,002      32,665
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                              6,080,510     187,888
Cia. de Concessoes Rodoviarias, ordinary nominative                                           2,710,300      63,429
Cia. de Saneamento Basico de Estado de Sao Paulo - SABESP (ADR)                               2,705,000      40,710
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative                             2,104,190,000      66,760
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)                             143,068       4,557
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)                                    4,933,456     125,310
Itausa - Investimentos Itau SA, preferred nominative                                        101,176,404     219,180
LIGHT-Servicos de Eletricidade SA, ordinary nominative (2)                                  148,424,000       3,608
Localiza Rent a Car SA, ordinary nominative (2)                                               2,429,000      13,051
Lojas Renner SA, ordinary nominative (2)                                                        593,000       9,357
Natura Cosmeticos SA, ordinary nominative                                                     1,112,000      35,513
NET Servicos de Comunicacao SA, preferred nominative (2)                                    134,575,210      36,155
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost: $13,066,000) (1) (3)               27,000       4,692
Petroleo Brasileiro SA - Petrobras, ordinary nominative                                         791,310      40,936
Petroleo Brasileiro SA - Petrobras, preferred nominative                                        128,600       5,884
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                1,782,286      82,056
Porto Seguro SA, ordinary nominative                                                          1,969,100      17,634
Tele Centro Oeste Celular Participacoes SA, ordinary nominative                                   4,987          38
Tele Centro Oeste Celular Participacoes SA, preferred nominative                              1,687,295      16,621
Tele Centro Oeste Celular Participacoes SA, preferred nominative (ADR)                        6,256,938      63,007
Tele Centro Oeste Celular Participacoes SA, ordinary nominative, rights (2)                      40,802           -
Tele Leste Celular Participacoes SA, ordinary nominative (2)                                     77,179         543
Tele Leste Celular Participacoes SA, preferred nominative (ADR) (2)                             705,223       5,607
Tele Leste Celular Participacoes SA, ordinary nominative, rights (2)                                256           -
Telemar Norte Leste SA, Class A, preferred nominative                                           584,768      14,064
Telemig Celular Participacoes SA, ordinary nominative                                     3,684,267,356      14,218
Telemig Celular Participacoes SA, preferred nominative (ADR)                                  1,015,658      33,161
Telemig Celular SA, Class G, preferred nominative                                                38,529       7,558
Tele Norte Celular Participacoes SA, ordinary nominative (2)  (3)                         9,214,930,561       3,301
Tele Norte Celular Participacoes SA, preferred nominative (ADR) (2)  (3)                        453,978       2,883
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                              15,554,597      66,418
TIM Participacoes SA, ordinary nominative                                                 8,569,162,466      15,494
TIM Participacoes SA, preferred nominative (ADR)                                              4,068,553      64,283
Unibanco-Uniao de Bancos Brasileiros SA, units                                                3,731,700      28,644
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR)                                          3,327,054     128,491
Usinas Siderurgicas de Minas Gerais SA, Class A, preferred nominative                         1,593,298      25,887
                                                                                                          1,644,661

Canada  -  0.80%
Ivanhoe Mines Ltd. (2)                                                                       14,024,100     108,801


Chile  -  0.79%
Banco Santander - Chile (ADR)                                                                    49,915       1,612
Cia. de Telecomunicaciones de Chile SA (ADR)                                                  1,137,685      11,570
Embotelladora Andina SA, Class A, preferred nominative (ADR)                                  1,948,400      24,277
Embotelladora Andina SA, Class B, preferred nominative (ADR)                                    717,173       9,861
Enersis SA                                                                                   14,980,300       3,137
Enersis SA (ADR)                                                                              5,461,400      57,017
                                                                                                            107,474

China  -  3.65%
Anhui Conch Cement Co. Ltd. (Hong Kong) (3)                                                  40,197,000      37,275
BOE Technology Group Co. Ltd., Class B                                                       22,369,968       6,132
BYD Co. Ltd. (Hong Kong)                                                                      6,669,500      14,270
China Life Insurance Co. Ltd. (Hong Kong) (2)                                                15,152,500      10,239
China Life Insurance Co. Ltd. (ADR) (2)                                                       1,134,500      30,972
China Mengniu Dairy Co. (Hong Kong)                                                          42,345,000      27,999
China Merchants Holdings (International) Co. Ltd.  (Hong Kong)                                7,791,014      14,994
China Mobile (Hong Kong) Ltd.                                                                 6,473,300      23,885
China Netcom Group Corp. (Hong Kong) Ltd.                                                     3,257,200       4,684
China Oilfield Services Ltd. (Hong Kong)                                                     27,123,000       9,925
China Telecom Corp. Ltd. (Hong Kong)                                                         52,576,600      18,769
GOME Electrical Appliances Holding Ltd. (Hong Kong)                                          19,961,000      17,066
Huaneng Power International, Inc. (Hong Kong)                                                 3,058,400       2,238
Lenovo Group Ltd. (Hong Kong)                                                               129,168,700      37,980
Lianhua Supermarket Holdings Co. Ltd. (Hong Kong)                                            11,912,000      13,428
NetEase.com, Inc. (ADR) (2)                                                                     469,100      26,790
PetroChina Co. Ltd. (Hong Kong)                                                              44,874,100      32,736
Semiconductor Manufacturing International Corp. (Hong Kong) (2)                             148,871,000      30,598
Semiconductor Manufacturing International Corp. (ADR) (2)                                       642,800       6,621
Shanda Interactive Entertainment Ltd. (ADR) (2)                                                 453,000      16,666
SINA Corp.  (2)                                                                               1,012,400      28,246
Tong Ren Tang Technologies Co. Ltd. (Hong Kong)                                               1,305,900       2,395
Tsingtao Brewery Co. Ltd. (Hong Kong)                                                        27,397,100      29,212
UBS AG Call Warrants on Beijing Yanjing Brewery Co. Ltd., A Shares, expire
     June 15, 2006 (acquired 6/15/05, cost: $21,159,000) (1)  (2)                            25,560,580      21,895
Weiqiao Textile Co. Ltd. (Hong Kong)                                                          3,990,000       5,568
Wumart Stores, Inc. (Hong Kong) (3)                                                           6,735,000      10,715
Zhejiang Expressway Co. Ltd. (Hong Kong)                                                      6,660,000       4,500
ZTE Corp. (Hong Kong)                                                                         4,135,200      12,268
                                                                                                            498,066

Colombia  -  0.48%
Cia. de Cemento Argos, SA                                                                     4,224,264      45,309
Suramericana de Inversiones SA                                                                5,378,411      20,718
                                                                                                             66,027

Croatia  -  0.10%
PLIVA DD (GDR)                                                                                1,060,768      13,495


Czech Republic  -  0.26%
Komercni Finance BV                                                                             284,500      35,333


Egypt  -  1.24%
Commercial International Bank S.A.E.                                                          2,824,333      23,465
Commercial International Bank S.A.E. (GDR)                                                      255,700       2,069
Egyptian Company for Mobile Services S.A.E.                                                   2,163,228      67,415
Orascom Construction Industries Co.                                                           1,595,673      46,400
Orascom Construction Industries Co. (GDR)                                                        99,200       5,654
Orascom Construction Industries Co. (GDR) (acquired 6/29/05, cost: $17,437,000) (1)             329,000      18,753
Vodafone Egypt Telecommunications S.A.E.                                                        393,000       5,862
                                                                                                            169,618

Hong Kong  -  1.11%
CDC Corp., Class A (2)                                                                           71,600         206
Clear Media Ltd. (2)                                                                         22,774,000      19,635
Foxconn International Holdings Ltd. (2)                                                      56,559,000      41,811
Hopewell Holdings Ltd.                                                                       12,915,100      32,911
Kingway Brewery Holdings Ltd.                                                                29,631,300      10,246
Shangri-La Asia Ltd.                                                                         30,295,246      46,533
                                                                                                            151,342

Hungary  -  0.55%
Gedeon Richter Ltd.                                                                               5,300         773
Magyar Tavkozlesi Rt.                                                                         5,545,218      23,693
Magyar Tavkozlesi Rt. (ADR)                                                                   1,054,000      22,556
National Savings and Commercial Bank Ltd.                                                       834,290      28,093
                                                                                                             75,115

India  -  10.27%
Apollo Hospitals Enterprise Ltd.                                                              1,666,666      13,459
Bharat Electronics Ltd.                                                                       1,414,966      22,460
Bharat Heavy Electricals Ltd.                                                                 2,505,145      49,825
Bharat Petroleum Corp. Ltd.                                                                   1,408,702      11,857
Bharti Tele-Ventures Ltd. (2)                                                                27,691,720     154,262
Cummins India Ltd.                                                                            6,771,594      20,281
Dr. Reddy's Laboratories Ltd.                                                                   222,333       3,838
Grasim Industries Ltd.                                                                               39           1
HDFC Bank Ltd.                                                                                3,963,452      57,415
HDFC Bank Ltd. (ADR)                                                                            109,000       5,070
Hindustan Lever Ltd.                                                                         15,565,594      58,635
Housing Development Finance Corp. Ltd.                                                        9,668,297     198,228
ICICI Bank Ltd.                                                                               3,134,900      30,584
ICICI Bank Ltd. (ADR)                                                                         2,800,095      61,182
Indian Petrochemicals Corp. Ltd.                                                              1,514,731       5,960
Infosys Technologies Ltd.                                                                     4,822,872     259,570
Infosys Technologies Ltd. (ADR)                                                                 419,900      32,530
Jet Airways (India) Ltd. (2)                                                                  1,552,722      44,874
Larsen & Toubro Ltd.                                                                              4,768         124
Maruti Udyog Ltd.                                                                             3,367,800      35,691
National Thermal Power Corp. Ltd.                                                            14,127,500      26,870
Oil & Natural Gas Corp. Ltd.                                                                  1,744,698      41,018
Ranbaxy Laboratories Ltd.                                                                     3,697,461      89,587
Reliance Energy Ltd.                                                                          3,466,596      50,447
Reliance Industries Ltd.                                                                      3,515,384      51,761
SET India Ltd. (acquired 5/15/00, cost: $34,131,000) (1)  (2)                                   106,250       5,471
SET Satellite (Singapore) Pte. Ltd. (acquired 5/15/00, cost: $73,162,000) (1)  (2)            2,847,112      11,676
Shopper's Stop Ltd. (2)                                                                       1,005,300       8,343
Tata Power Co. Ltd. (2)                                                                       1,367,400      11,826
Wipro Ltd.                                                                                    1,264,651      22,169
Zee Telefilms Ltd.                                                                            4,164,647      14,900
                                                                                                          1,399,914

Indonesia  -  2.52%
PT Bank Mandiri (Persero) Tbk                                                               345,968,500      52,780
PT Bank Rakyat Indonesia                                                                     27,513,000       8,140
Perusahaan Gas Negara (Persero) Tbk                                                          66,893,000      19,560
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. Tbk                             43,697,500      24,763
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                     451,061,702     230,760
PT Ramayana Lestari Sentosa Tbk                                                              86,587,500       7,926
                                                                                                            343,929

Israel  -  2.83%
Bank Hapoalim Ltd.                                                                           16,261,511      50,720
Bank Leumi le-Israel B.M.                                                                    21,227,297      53,922
"Bezeq" The Israel Telecommunication Corp. Ltd. (2)                                          41,352,700      47,242
Check Point Software Technologies Ltd. (2)                                                       52,900       1,047
Orbotech Ltd. (2)  (3)                                                                        1,720,725      36,978
Partner Communications Co. Ltd. (2)                                                           1,965,467      14,082
Partner Communications Co. Ltd. (ADR) (2)                                                     2,239,700      16,171
Teva Pharmaceutical Industries Ltd. (ADR)                                                     4,877,600     151,888
United Mizrahi Bank Ltd. (2)                                                                  3,358,362      13,613
                                                                                                            385,663

Kazakhstan  -  0.02%
OJSC Kazkommertsbank (ADR) (acquired 9/10/97, cost: $1,466,000) (1)  (2)                         72,877       2,886


Malaysia  -  4.96%
AirAsia Bhd. (2)                                                                             63,247,100      27,093
AmInvestment Group Bhd. (2)                                                                   4,371,506       1,887
Astro All Asia Networks PLC (2)                                                              34,113,500      48,666
CIMB Bhd.                                                                                     4,905,300       7,408
Commerce Asset-Holding Bhd.                                                                  37,556,200      49,433
EON Capital Bhd.                                                                             11,273,000      15,150
Genting Bhd.                                                                                  8,344,500      41,282
Hong Leong Bank Bhd.                                                                         21,863,400      29,737
IJM Corp. Bhd.                                                                               19,150,314      24,587
IOI Corp. Bhd.                                                                                9,033,100      24,751
Malakoff Bhd.                                                                                 6,888,900      13,633
Malayan Banking Bhd.                                                                         28,951,750      82,134
Malaysian International Shipping Corp. Bhd.                                                   1,041,100       4,904
Malaysian International Shipping Corp. Bhd., foreign shares                                   1,525,600       7,186
Maxis Communications Bhd.                                                                    39,799,900     100,419
MK Land Holdings Bhd.                                                                        21,246,600       6,117
Public Bank Bhd.                                                                             24,325,700      42,310
Resorts World Bhd.                                                                            7,271,300      17,979
Road Builder (M) Holdings Bhd.                                                               13,010,300       8,080
S P Setia Berhad Group (3)                                                                   34,837,100      37,404
Tanjong PLC                                                                                   4,849,300      16,548
Telekom Malaysia Bhd.                                                                         9,110,000      23,773
Tenaga Nasional Bhd.                                                                          6,016,000      16,484
Transmile Group Bhd.                                                                          6,041,200      16,711
UMW Holdings Bhd.                                                                            10,145,196      12,906
                                                                                                            676,582

Mexico  -  6.74%
America Movil SA de CV, Series A                                                             16,275,000      48,501
America Movil SA de CV, Series L                                                             18,391,840      54,673
America Movil SA de CV, Series L (ADR)                                                        5,374,300     320,362
Cemex, SA de CV, ordinary participation certificates, units                                   4,820,846      20,467
Cemex, SA de CV, ordinary participation certificates, units (ADR)                               372,626      15,807
Coca-Cola FEMSA, SA de CV, Series L (ADR)                                                       857,400      22,901
Consorcio International Hospital, SA de CV, convertible preferred, units
     (acquired 9/25/97, cost: $4,827,000)  (1)  (2)                                              23,970           -
Empresas ICA Sociedad Controladora, SA de CV (2)                                             78,185,100      31,792
Fomento Economico Mexicano, SA de CV (ADR)                                                      734,880      43,777
Grupo Financiero Banorte, SA de CV                                                            1,652,868      10,878
Grupo Financiero Inbursa, SA de CV, Series O                                                    465,200       1,006
Grupo IMSA, SA de CV, Series UBC, units                                                         317,100         725
Grupo Industrial Saltillo, SA de CV                                                           2,955,573       4,121
Grupo Modelo, SA de CV, Series C                                                              2,012,000       6,310
Grupo Televisa, SA, ordinary participation certificates (ADR)                                 1,295,232      80,421
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates             12,990,950      44,491
Wal-Mart de Mexico, SA de CV, Series V                                                       50,955,007     206,630
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                                    159,736       6,493
                                                                                                            919,355

Morocco  -  0.06%
Holcim (Maroc) SA                                                                                46,585       6,119
Societe des Brasseries du Maroc                                                                  12,332       2,105
                                                                                                              8,224

Peru  -  0.20%
Cia. de Minas Buenaventura SA (ADR)                                                             235,200       5,407
Credicorp Ltd.                                                                                1,091,262      21,705
                                                                                                             27,112

Philippines  -  0.42%
ABS-CBN Holdings Corp. (Philippine Deposit Receipts)                                          6,229,500       1,162
Ayala Corp.                                                                                   2,285,074      12,753
Ayala Land, Inc.                                                                             82,485,230      11,435
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost:
      $1,850,000) (1)  (2)                                                                      724,790           -
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost:
      $616,000) (1)  (2)                                                                        241,431           -
GLOBE TELECOM, Inc.                                                                             632,845       9,049
International Container Terminal Services, Inc. (2)                                          19,533,588       2,636
SM Investments Corp.                                                                          2,794,600      12,692
SM Prime Holdings, Inc.                                                                      55,082,000       7,338
                                                                                                             57,065

Poland  -  0.41%
Telekomunikacja Polska SA                                                                     8,972,020      55,208


Russia  -  1.69%
Baring Vostok Private Equity Fund (acquired 12/15/00, cost: $7,599,000) (1)  (3) (4)          8,530,144      12,087
Baring Vostok Private Equity Fund III (acquired 3/30/05, cost:
     $1,431,000) (1)  (2)  (3)  (4)                                                           1,431,150         914
JSC MMC "Norilsk Nickel" (ADR)                                                                1,035,070      62,696
LUKoil Holding (ADR)                                                                            788,036      28,800
New Century Capital Partners, LP (acquired 12/7/95, cost: $5,484,000) (1)  (2)                5,247,900       2,059
OAO Gazprom (ADR) (acquired 10/21/96, cost: $2,654,000) (1)                                     173,900       6,212
OAO Moscow City Telephone Network                                                             2,490,200      34,365
Sberbank (Savings Bank of the Russian Federation)                                               105,420      68,637
YUKOS Oil Co. (ADR) (2)                                                                       6,655,722      15,069
                                                                                                            230,839

Singapore  -  0.07%
PEARL Energy Ltd. (2)                                                                         9,081,000       9,178


South Africa  -  7.23%
Anglo American Platinum Corp. Ltd.                                                            1,212,628      53,845
Anglo American Platinum Corp. Ltd. 6.38% convertible preferred May 31, 2009                     119,068       2,415
AngloGold Ashanti Ltd.                                                                          343,700      12,115
AngloGold Ashanti Ltd. (ADR)                                                                     35,700       1,276
Aveng Ltd.                                                                                   10,389,700      19,281
AVI Ltd.                                                                                      2,990,800       5,932
Barloworld Ltd.                                                                               5,222,000      73,920
Consol Ltd. (2)                                                                               2,990,800       4,724
Edgars Consolidated Stores Ltd.                                                                 215,500       9,339
Gold Fields Ltd.                                                                              3,447,909      38,896
Gold Fields Ltd. (ADR)                                                                          880,700       9,996
Harmony Gold Mining Co. Ltd.                                                                  8,870,612      76,569
Harmony Gold Mining Co. Ltd. (ADR)                                                            4,146,392      35,493
Impala Platinum Holdings Ltd.                                                                   535,005      47,679
Massmart Holdings Ltd.                                                                        4,762,700      32,040
Murray & Roberts Holdings Ltd.                                                               15,269,406      32,095
Mvelaphanda Resources Ltd. (2)  (3)                                                          11,141,377      25,295
Nasionale Pers Beperk, Class N                                                                1,426,200      17,638
Network Healthcare Holdings Ltd. (2)                                                          4,717,000       4,345
Sasol Ltd.                                                                                   11,982,593     323,036
South Africa Capital Growth Fund, LP, Class A (acquired 8/25/95, cost: $893,000)(1)(2)            2,180         274
South Africa Capital Growth Fund, LP, Class D (acquired 8/25/95, cost: $5,387,000)(1)(2)         13,650       1,718
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $23,725,000) (1)(3)(4)        27,594      45,373
SPAR Group Ltd.                                                                               3,415,000      12,370
Standard Bank Group Ltd.                                                                      8,822,814      85,147
Tiger Brands Ltd.                                                                               596,900      10,130
Truworths International Ltd.                                                                  1,574,400       4,082
                                                                                                            985,023

South Korea  -  17.96%
Asiana Airlines, Inc. (2)                                                                     3,233,747      13,691
Baiksan OPC Co., Ltd.                                                                           560,100       3,357
Cheil Communications Inc.                                                                        82,970      15,467
CJ Home Shopping Co., Ltd.                                                                       52,679       3,940
Daewoo Heavy Industries & Machinery Co., Ltd.                                                 3,541,130      30,866
Daewoo Securities Co., Ltd. (2)                                                               1,144,180       9,382
GS Engineering & Construction Corp.                                                             996,070      32,516
Hankook Tire Co., Ltd.                                                                        3,000,920      35,943
Hynix Semiconductor Inc.  (2)                                                                 2,400,180      38,934
Hyundai Development Co.                                                                       1,280,374      29,868
Hyundai Marine & Fire Insurance Co., Ltd.                                                     1,634,250      10,983
Hyundai Motor Co.                                                                             2,531,484     139,430
Hyundai Motor Co., nonvoting preferred                                                          446,848      14,758
INI Steel Co.                                                                                 1,116,920      15,156
Jusung Engineering Co., Ltd. (2)                                                              1,047,990      13,817
Kia Motors Corp.                                                                              5,077,940      66,881
Kookmin Bank                                                                                  4,909,925     221,780
Kookmin Bank (ADR)                                                                            1,081,344      49,288
Kook Soon Dang Brewery Co., Ltd.                                                                782,100      10,467
Korea Electric Power Corp.                                                                    3,622,130     109,986
Korea Gas Corp.                                                                               1,289,360      36,972
KT Corp.                                                                                        132,930       5,345
KT&G Corp.                                                                                    1,120,870      43,712
LG Electronics Inc.                                                                              56,440       3,561
LG.Philips LCD Co., Ltd. (2)                                                                    308,510      14,214
LG.Philips LCD Co., Ltd. (ADR) (2)                                                            5,670,100     129,619
LS Cable Ltd. (3)                                                                             1,629,160      34,615
Nong Shim Co., Ltd.                                                                             185,204      53,221
Pulmuone Co., Ltd.                                                                              107,720       3,324
Pusan Bank                                                                                      994,330       8,765
Samsung Electronics Co., Ltd.                                                                 1,229,648     580,337
Samsung Electronics Co., Ltd. (GDS)                                                           1,479,454     352,301
Samsung Fire & Marine Insurance Co., Ltd.                                                       705,791      56,740
Samsung SDI Co., Ltd.                                                                           137,306      12,800
Samsung Securities Co., Ltd.                                                                    386,200      10,296
Shinhan Financial Group Co., Ltd.                                                             5,401,460     139,180
Sungshin Cement Co., Ltd.                                                                       367,840       6,935
Woori Finance Holdings Co., Ltd.                                                              9,093,110      89,715
                                                                                                          2,448,162

Sweden  -  0.06%
Oriflame Cosmetics SA                                                                           369,600       8,393


Taiwan  -  12.48%
Advanced Semiconductor Engineering Inc. (2)                                                  90,704,964      66,971
Asia Corporate Partners Fund, Class B (acquired 3/12/96, cost: $2,989,000) (1)(2)                39,360       2,161
ASUSTeK Computer Inc.                                                                        19,789,237      55,053
AU Optronics Corp. (2)                                                                       32,129,000      53,477
AU Optronics Corp. (ADR) (2)                                                                  2,029,900      34,387
Cathay Financial Holding Co., Ltd.                                                           30,786,000      61,538
Chi Mei Optoelectronics Corp.                                                                12,555,000      19,380
Chinatrust Financial Holding Co., Ltd.                                                       90,388,169      97,820
Chunghwa Telecom Co., Ltd.                                                                   14,478,000      30,083
Delta Electronics Inc.                                                                       19,130,120      29,405
EVA Airways Corp. (2)                                                                        63,120,000      30,301
Fubon Financial Holding Co., Ltd.                                                           165,138,000     159,549
High Tech Computer Corp.                                                                      5,193,888      43,852
Hon Hai Precision Industry Co., Ltd.                                                         51,974,994     268,002
Hon Hai Precision Industry Co., Ltd. (GDR)                                                    2,487,322      25,563
Hotai Motor Co., Ltd.                                                                         3,507,000       8,306
MediaTek Incorporation                                                                       13,451,673     115,176
Mega Financial Holding Co., Ltd.                                                             84,247,000      54,715
Optimax Technology Corp.                                                                      6,365,835      14,620
President Chain Store Corp.                                                                  21,518,517      42,301
Quanta Computer Inc.                                                                         12,843,899      24,238
Seres Capital (Cayman) (acquired 3/12/96, cost: $12,000)  (1)  (3)                                    2          16
Seres Capital (Cayman), nonvoting (acquired 3/12/96, cost: $63,000) (1)  (3)                          8          80
Siliconware Precision Industries Co., Ltd.                                                   23,715,000      23,051
Taiwan Cement Corp.                                                                          52,845,000      32,550
Taiwan Hon Chuan Enterprise Co., Ltd.                                                         5,794,150       5,044
Taiwan Semiconductor Manufacturing Co., Ltd.                                                165,789,851     284,941
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)                                            2,303,798      21,011
Test-Rite International Co., Ltd.                                                            14,736,642      10,401
Tong Yang Industry Co., Ltd. (3)                                                             22,244,243      31,273
Unimicron Technology Corp.                                                                   24,632,000      20,099
United Microelectronics Corp. (2)                                                            50,145,000      35,975
                                                                                                          1,701,339

Thailand  -  1.07%
Advanced Info Service PCL                                                                     1,952,800       4,590
BEC World PCL                                                                                26,480,000       7,375
Electricity Generating PCL                                                                   17,865,147      34,500
KASIKORNBANK PCL                                                                             17,251,800      23,620
Krung Thai Bank PCL                                                                          73,228,600      16,452
Siam Cement PCL                                                                               1,185,400       6,850
Siam Cement PCL, nonvoting depositary receipts                                                2,666,290      14,579
Siam City Bank PCL, nonvoting depositary receipts                                             9,972,600       5,949
Siam City Cement PCL                                                                          3,913,024      26,167
TISCO Finance PCL                                                                             4,505,700       2,782
TISCO Finance PCL, nonvoting depositary receipts                                              4,505,800       2,727
                                                                                                            145,591

Turkey  -  2.31%
Akbank Turk AS                                                                                7,933,500      45,615
Aktas Elektrik Ticaret AS (2)                                                                     4,273           -
Anadolu Efes Biracilik ve Malt Sanayii AS                                                     3,816,381      87,687
Koc Holding AS                                                                                1,000,201       4,403
Migros Turk TAS                                                                               5,876,901      45,639
Tansas Perakende Magazacilik Ticaret AS  (2)                                                  7,948,176      10,920
Turkiye Garanti Bankasi AS  (2)                                                              13,506,200      58,013
Turkiye Is Bankasi AS, Class C                                                                7,387,675      43,028
Yapi ve Kredi Bankasi AS   (2)                                                                5,014,398      19,154
                                                                                                            314,459

United Kingdom  -  0.22%
Anglo American PLC                                                                              998,493      23,334
Oxus Gold PLC (2)                                                                             7,720,000       6,592
                                                                                                             29,926

United States of America  -  0.09%
AsiaInfo Holdings, Inc. (2)                                                                     936,540       5,160
Sohu.com Inc. (2)                                                                               297,400       6,519
                                                                                                             11,679

Venezuela  -  0.20%
Cia. An?nima Nacional Telefonos de Venezuela (CANTV), Class D (ADR)                           1,400,189      26,520


Vietnam  -  0.08%
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01, cost:
     $8,432,000) (1)  (2)  (3)                                                                7,888,071      10,964


Multinational  -  0.44%
Capital International Global Emerging Markets Private Equity Fund, LP
     (acquired 6/30/99, cost: $24,775,000) (1)  (3)  (4)                                         55,168      33,246
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost:
     $18,462,000)  (1)  (2)  (3)  (4)                                                            18,087      16,366
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $733,000)(1)(3)            279,240         456
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $10,008,000)(1)(3)       3,810,369       6,224
New Europe East Investment Fund Ltd., Class B (acquired 6/4/93, cost: $2,494,000)(1)(2)(3)          436       1,690
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $2,314,000)(1)(3)        240,000       1,368
                                                                                                             59,350

Miscellaneous  -  0.67%
Equity securities in initial period of acquisition                                                           90,615


Total equity securities  (cost: $7,768,196,000)                                                          12,952,596



                                                                                               Units or
                                                                                              principal       Value
Bonds and notes                                                                            amount (000)       (000)

Argentina  -  0.38%
Multicanal SA:
      9.25% February 1, 2002 (5)                                                                 $2,609      $1,187
      10.50% February 1, 2007 (6)                                                                 1,244         566
      10.50% April 15, 2018 (6)                                                                   2,289       1,041
      13.125% April 15, 2009 (6)                                                                  1,122         511
Republic of Argentina:
      0.63% December 31, 2038 (7)                                                             ARS93,013      12,555
      3.01% August 3, 2012 (7)                                                                   $1,424       1,273
      Payment-in-Kind Bond, 5.83% December 31, 2033 (7)                                      ARS102,929      35,190
                                                                                                             52,323

Brazil  -  0.25%
Banco BMG SA 8.75% July 1, 2010 (acquired 6/22/05, cost:  $6,080,000) (1)                        $6,080       6,164
Banco Bradesco SA:
      8.875% June 3, 2049 (acquired 5/26/05, cost:  $7,000,000) (1)                               7,000       7,406
      17.50% December 10, 2007                                                                 BRL5,850       2,545
Federal Republic of Brazil:
      11.00% August 17, 2040                                                                     $3,785       4,558
      Payment-in-Kind Bond, 8.00% April 15, 2014                                                    301         308
      Debt Conversion Bond, Series L, 3.125% April 15, 2012 (7)                                   3,261       3,153
Unibanco-Uniao de Bancos Brasileiros SA 8.70% February 11, 2010                               BRL23,880       9,878
                                                                                                             34,012

Bulgaria  -  0.01%
Republic of Bulgaria 7.50% January 15, 2013                                                      EUR750       1,156


Colombia  -  0.11%
Republic of Colombia:
      10.00% January 23, 2012                                                                    $4,270       4,996
      10.375% January 28, 2033                                                                    1,755       2,102
      10.75% January 15, 2013                                                                       385         470
      11.75% February 25, 2020                                                                      760       1,003
      12.00% October 22, 2015                                                             COP15,641,000       7,022
                                                                                                             15,593

Dominican Republic  -  0.02%
Dominican Republic:
      4.375% August 30, 2024 (7)                                                                   $500         461
      9.50% September 27, 2011                                                                      820         884
      9.50% September 27, 2011 (acquired 5/12/05, cost: $1,318,000) (1)                           1,280       1,379
                                                                                                              2,724

Ecuador  -  0.01%
Republic of Ecuador 8.00% August 15, 2030 (7)                                                     2,320       1,943


Malaysia  -  0.03%
Tenaga Nasional Bhd. 2.625% convertible debenture November 20, 2007                               3,979       4,347


Mexico  -  0.04%
United Mexican States Government:
      Series MI10, 8.00% December 19, 2013                                                       MXN494       4,251
      Series M20, 8.00% December 7, 2023                                                            156       1,242
                                                                                                              5,493

Nigeria  -  0.00%
Central Bank of Nigeria, warrants, 0% November 15, 2020                                           1,000 units     -


Peru  -  0.02%
Republic of Peru 9.875% February 6, 2015                                                         $2,035       2,529


Philippines  -  0.05%
Republic of Philippines 10.625% March 16, 2025                                                    6,176       6,940


Russia  -  0.06%
Russian Federation:
      5.00% March 31, 2030 (7)                                                                    1,150       1,294
      5.00% March 31, 2030 (acquired 8/25/00, cost: $3,008,000) (1)  (7)                          6,430       7,234
                                                                                                              8,528

Turkey  -  0.06%
Republic of Turkey 20.00% October 17, 2007                                                     TRY9,775       7,895


United States of America  -  0.03%
Citigroup Inc. 15.00%  July 2, 2010                                                            BRL8,240       3,635


Venezuela  -  0.03%
Petrozuata Finance, Inc., Series B, 8.22% April 1, 2017 (acquired 4/12/02,
     cost: $104,000) (1)                                                                           $133         126
Republic of Venezuela:
      9.25% September 15, 2027                                                                    3,370       3,542
      10.75% September 19, 2013                                                                     215         252
                                                                                                              3,920

Total bonds and notes  (cost: $130,455,000)                                                                 151,038



                                                                                               Units or
                                                                                              principal       Value
Short-term securities                                                                      amount (000)       (000)

Corporate short-term notes  -  2.08%
Allied Irish Banks N.A. Inc. 3.13% due 7/6/05                                                   $10,500      10,495
Bank of Ireland 3.13% due 7/5/05                                                                 21,900      21,890
Barton Capital Corp. 3.19% due 7/11/05                                                           21,700      21,679
Clipper Receivables Co. LLC 3.40% due 7/1/05                                                     13,300      13,299
Dexia Delaware LLC 3.11% due 7/8/05                                                              16,800      16,788
Old Line Funding LLC 3.20% due 7/11/05                                                           25,000      24,976
Sheffield Receivables Corp. 3.20% due 7/11/05                                                    17,100      17,083
Total Capital S.A. 3.22% due 7/5/05                                                              50,000      49,978
Triple-A One Funding Corp. 3.10% due 7/6/05                                                      17,377      17,368
UBS Finance Delaware LLC 3.37% due 7/1/05                                                        40,100      40,096
USAA Capital Corp. 3.18% due 7/11/05                                                             50,000      49,951
                                                                                                            283,603

Federal agency discount notes  -  0.98%
Federal Home Loan Bank Discount Corp. 3.06%-3.10% due 7/8-7/11/05                               134,000     133,886


Total short-term securities  (cost: $417,489,000)                                                           417,489


Total investment securities  (cost: $8,316,140,000)                                                      13,521,123

Net unrealized appreciation on foreign currency contracts (8)                                                 7,098

Excess of cash and receivables over payables                                                                103,486

Net assets                                                                                              $13,631,707

(1) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists. As of June 30, 2005, the total value and cost of such securities were $231,821,000 and $336,585,000, respectively, and the value represented 1.70% of net assets.
(2) Non-income-producing securities.
(3) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund (see note 7 in Notes to Financial Statements).
(4) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
(5) Security is currently in default pending restructuring; no principal or interest payments received on the scheduled dates.
(6) Security is currently in default; no interest payments received on the scheduled payment dates.
(7) Coupon rate may change periodically.
(8) As of June 30, 2005, the net unrealized foreign currency contracts receivable consists of the following:


                                                                           Contract amount                    U.S. valuation

                                                                                                                        Unrealized
                                                                                                                    (depreciation)
                                                                          Non-U.S.        U.S.             Amount     appreciation
                                                                             (000)       (000)              (000)            (000)
Sales:
Hungarian Forint to Euro expiring 8/26-10/18/05             HUF8,535,268/EUR33,407     $40,520            $41,453            $(933)
Hungarian Forint to U.S. Dollar expiring 10/18/05                       HUF804,951       4,082              3,901              181
Polish Zloty to Euro expiring 8/26-10/18/05                    PLN47,346/EUR11,288      13,691             14,121             (430)
Polish Zloty to U.S. Dollar expiring 10/18/05                            PLN22,566       6,942              6,726              216
South African Rand  to U.S. Dollar expiring 7/25/05-5/8/06            ZAR1,059,838     165,672            157,608            8,064

Foreign currency contracts ---net.........                                                                                  $7,098

See Notes to Financial Statements


Abbreviations
Securities:
ADR - American Depositary Receipts
GDR - Global Depositary Receipts
GDS - Global Depositary Shares

Non-U.S. currency:
ARS - Argentine Peso
BRL - Brazilian Real
COP - Colombian Peso
EUR - Euro
HUF - Hungarian Forint
MXN - Mexican Peso
PLN - Polish Zloty
TRY - New Turkish Lira
ZAR - South African Rand


FINANCIAL STATEMENTS

Statement of assets and liabilities
at June 30, 2005                                        (dollars in thousands,
                                                        except per-share data)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $7,940,130)                                      $13,167,008
  Affiliated issuers (cost: $376,010)                                              354,115                     $13,521,123

 Cash                                                                                                               19,132
 Cash denominated in non-U.S. currency (cost: $7,361)                                                                7,768
 Receivables for--
  Sales of investments                                                              69,782
  Sales of fund's shares                                                             4,404
  Dividends and interest                                                            53,160
  Open forward currency contracts                                                    7,098
  Non-U.S. taxes                                                                    17,791                         152,235


                                                                                                                13,700,258

Liabilities:
 Payables for--
  Purchases of investments                                                                                          58,778
  Investment advisory fee                                                                                            6,986
  Directors' compensation                                                                                              507
  Other fees and expenses                                                                                            1,927
  Non-U.S. taxes                                                                                                       353

                                                                                                                    68,551

Net assets at June 30, 2005 --
  Equivalent to $78.50 per share on
  173,654,756 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 400,000,000 shares)                                                                         $13,631,707




Net assets consist of:
  Capital paid in on shares of capital stock                                                                    $6,527,858
  Undistributed net investment income                                                                                2,935
  Accumulated net realized gain                                                                                  1,887,570
  Net unrealized appreciation                                                                                    5,213,344


 Net assets at June 30, 2005                                                                                   $13,631,707

 See Notes to Financial Statements


Statement of operations
for the year ended June 30, 2005                         (dollars in thousands)


Investment income:
 Income:
  Dividends (net of non-U.S. withholding tax of $55,476;                          $380,016
  also includes $20,476 from affiliates)
  Interest (net of non-U.S. withholding tax of $210;                                22,066                       $ 402,082
  also includes $139 from affiliates)

 Fees and expenses:
  Investment advisory services                                                      93,021
  Custodian                                                                         11,835
  Registration statement and prospectus                                                 32
  Auditing and legal                                                                   573
  Reports to shareholders                                                               28
  Directors' compensation                                                              434
  Other                                                                                637

  Total expenses before expense reduction                                          106,560
   Expense reduction                                                                   126                         106,434

 Net investment income                                                                                             295,648


Realized gain and unrealized
 appreciation on investments:
 Net realized gain before non-U.S. taxes (includes                               3,720,581
  $75,390 net gain from affiliates)
 Non-U.S. taxes                                                                    (30,933)

  Net realized gain on investments                                                                               3,689,648

 Net change in unrealized appreciation on investment
  securities and other assets and liabilities                                      391,463
 Net change in unrealized appreciation
   on open forward currency contracts                                               37,090

  Net change in unrealized appreciation                                            428,553
  Non-U.S. taxes                                                                    30,695

   Net change in unrealized appreciation on
    investments                                                                                                    459,248

 Net realized gain and net change in unrealized
  appreciation on investments                                                                                    4,148,896

Net increase in net assets resulting
 from operations                                                                                               $ 4,444,544


Financial statements

Statement of changes in net assets                       (dollars in thousands)
                                                                                            Year ended June 30

                                                                                      2005                            2004

Operations:
 Net investment income                                                           $ 295,648                       $ 299,844
 Net realized gain on investments                                                3,689,648                       2,818,559
 Net change in unrealized appreciation
  on investments                                                                   459,248                       1,540,016

  Net increase in net assets
   resulting from operations                                                     4,444,544                       4,658,419

Dividends and distributions paid
 to shareholders:
 Dividends from net
  investment income                                                               (236,317)                       (412,626)

Capital share transactions:
 Proceeds from shares sold:
  5,015,031 and 19,080,947 shares, respectively                                    336,855                       1,152,989
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  3,152,874 and 6,472,738 shares, respectively                                     213,261                         378,267
 Cost of shares repurchased:
  100,042,798 and 100,778,444 shares, respectively                              (6,884,884)                     (6,173,186)


  Net decrease in net assets
   resulting from capital share
   transactions                                                                 (6,334,768)                     (4,641,930)

Total decrease in net assets                                                    (2,126,541)                       (396,137)

Net assets:
 Beginning of year                                                              15,758,248                      16,154,385

 End of year
  (including undistributed net investment income and
  distributions in excess of net investment income:
  $2,935 and ($31,819), respectively)                                          $13,631,707                     $15,758,248

 See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as an open-end, interval investment company (open-end interval fund). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the principal exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from an independent pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

          Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; and changes in overall market conditions. If significant events occur after the close of markets outside the United States and before the fund's net asset value is next determined, appropriate adjustments to closing market prices may be made to reflect these events. Events of this type may include, but are not limited to, significant movements in the U.S. market, earthquakes and other natural disasters, or unanticipated market closures. At June 30, 2005 out of the 417 securities in the fund's portfolio, 239 securities were fair valued with an aggregate value of $8,585,070,000.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

          UNFUNDED CAPITAL COMMITMENTS - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. Unfunded capital commitments are recorded when capital calls are requested. As of June 30, 2005, unfunded capital commitments were $61,784,000.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contact is closed or offset by another contract with the same broker for the same settlement date and currency.


2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. During the year ended June 30, 2005, tax law amendments in India resulted in the abolishment of long-term capital gain taxes on sales transacted on recognized stock exchanges. As a result, the accrued non-U.S. taxes on unrealized gains were reduced by $56,903,000 on September 30, 2004, the enactment date of the tax law amendments.

The receivable for non-U.S. taxes includes $16,604,000 related to India capital gain taxes that are currently in dispute and under appeal. Potential tax, interest, and penalty amounts relating to this issue, if any, may be assessed in the future. Based upon the advice of outside counsel, management believes that it is likely that this dispute will be resolved in favor of the fund. If this dispute is ultimately resolved unfavorably, it will not have a material adverse effect on the fund's financial position or results of operations.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, withholding taxes reclaimable, forward contracts, and other receivables and payables, on a book basis, were $57,746,000 for the year ended June 30, 2005.

3.       FEDERAL INCOME TAXATION

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to sales of securities within 30 days of purchase, and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The tax character of the distributions paid to shareholders during the years ended June 30, 2005 and 2004 was ordinary income.

As of June 30, 2005, undistributed ordinary income and currency gains, on a tax basis, was $160,964,000 and undistributed long-term capital gain was $ 1,909,037,000. The undistributed long-term capital gain reflects the utilization of the accumulated capital loss carryforward of $1,793,464,000. During the year ended June 30, 2005, the fund realized, on a tax basis, a net capital gain of $3,702,501,000.

During the year ended June 30, 2005, the fund reclassified $24,577,000 from undistributed net investment income to accumulated net realized gain to align financial reporting with tax reporting.

As of June 30, 2005, the cost of investment securities, excluding forward currency contracts, and cash denominated in non-U.S. currencies for federal income tax reporting purposes was $8,508,903,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $5,019,988,000, of which $5,616,398,000 related to appreciated securities and $596,410,000 related to depreciated securities.

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY SERVICES FEE - The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

TRANSFER AGENT FEE - The fund has an agreement with American Funds Service Company (AFS), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications, and transaction processing. Transfer agent fees were $2,000 for the year ended June 30, 2005. This amount was included in other fees and expenses.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1998, Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation expense in the accompanying financial statements includes $339,000 in current fees (either paid in cash or deferred) and a net increase of $95,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and Directors received any compensation directly from the fund.

5.       RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of June 30, 2005, the total value of restricted securities was $231,821,000, which represents 1.70% of the net assets of the fund.

6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,249,111,000 and $10,732,223,000, respectively, during the year ended June 30, 2005.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2005, the custodian fee of $11,835,000 was reduced by $126,000, rather than paid in cash.

7.       TRANSACTIONS WITH AFFILIATES

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund's investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP, and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund's transactions in the securities of affiliated issuers during the year ended June 30, 2005 is as follows:




                                                                        Beginning             Purchases/                  Sales/
Issuer                                                                     shares              Additions              Reductions

AFFILIATED ISSUERS:
Anhui Conch Cement                                                     39,937,000                260,000                       -
LS Cable                                                                1,629,160                      -                       -
Mvelaphanda Resources                                                   9,142,000              1,999,377                       -
Orbotech                                                                  963,025                757,700                       -
S P Setia Berhad                                                       34,837,100                      -                       -
Tele Norte Celular Participacoes                                    9,215,384,539                      -                       -
Tong Yang Industry                                                     21,298,340                945,903                       -
Wumart Stores                                                           6,460,000                275,000                       -



                                                                                                Dividend
                                                                                            and interest
                                                                           Ending                 income                  Value
                                                                           shares                  (000)                  (000)


Anhui Conch Cement                                                     40,197,000                   $631                $37,275
LS Cable                                                                1,629,160                  1,306                 34,615
Mvelaphanda Resources                                                  11,141,377                      -                 25,295
Orbotech                                                                1,720,725                      -                 36,978
S P Setia Berhad                                                       34,837,100                  1,320                 37,404
Tele Norte Celular Participacoes                                    9,215,384,539                      -                  6,184
Tong Yang Industry                                                     22,244,243                    896                 31,273
Wumart Stores                                                           6,735,000                    147                 10,715




                                                                        Beginning             Purchases/                  Sales/
Issuer                                                                     shares              Additions              Reductions


AFFILIATED PRIVATE EQUITY FUNDS/PRIVATE PLACEMENTS:
Baring Vostok Private Equity Fund                                      13,087,057                      -               4,556,913
Baring Vostok Private Equity Fund III                                           -              1,431,150                       -
Capital International Global Emerging
    Markets Private Equity Fund                                            56,000                  3,531                   4,363
Capital International Private Equity Fund IV                                    -                 18,087                       -
Hidroneuquen                                                           28,022,311                      -                       -
New Asia East Investment Fund                                           4,089,609                      -                       -
New Europe East Investment Fund                                               436                      -                       -
New GP Capital Partners                                                    27,000                      -                       -
Pan Asia Special Opportunities Fund                                       600,000                      -                 360,000
Seres Capital                                                                  10                      -                       -
South African Private Equity Fund III                                      29,008                    790                   2,204
Vietnam Enterprise Investments                                          7,888,071                      -                       -


                                                                                                Dividend
                                                                                            and interest
                                                                           Ending                 income                  Value
                                                                           shares                  (000)                  (000)



Baring Vostok Private Equity Fund                                       8,530,144                     96                 12,087
Baring Vostok Private Equity Fund III                                   1,431,150                      -                    914
Capital International Global Emerging
    Markets Private Equity Fund                                            55,168                    242                 33,246
Capital International Private Equity Fund IV                               18,087                      -                 16,366
Hidroneuquen                                                           28,022,311                      -                    900
New Asia East Investment Fund                                           4,089,609                      3                  6,680
New Europe East Investment Fund                                               436                      -                  1,690
New GP Capital Partners                                                    27,000                     88                  4,692
Pan Asia Special Opportunities Fund                                       240,000                    300                  1,368
Seres Capital                                                                  10                     58                     96
South African Private Equity Fund III                                      27,594                    386                 45,373
Vietnam Enterprise Investments                                          7,888,071                      -                 10,964




                                                                        Beginning             Purchases/                  Sales/
Issuer                                                                     shares              Additions              Reductions

UNAFFILIATED ISSUERS:(1)
Advanced Semiconductor Engineering                                    195,145,191             27,334,773             131,775,000
BYD                                                                    13,299,000                      -               6,629,500
Cummins India                                                          10,446,937                 29,974               3,705,317
Embotelladora Andina                                                    6,429,023                      -               3,763,450
GS Engineering & Construction                                           2,589,070                      -               1,593,000
Housing Development Finance                                            16,637,984                      -               6,969,687
Hyundai Development                                                     4,443,274                      -               3,162,900
Ivanhoe Mines                                                          17,189,000                      -               3,164,900
Shanghai Forte Land                                                    55,154,000                      -              55,154,000
Tong Ren Tang Technologies                                              5,529,900                      -               4,224,000
UMW Holdings                                                           25,827,796                      -              15,682,600

                                                                                                Dividend
                                                                                            and interest
                                                                           Ending                 income                  Value
                                                                           shares                  (000)                  (000)


Advanced Semiconductor Engineering                                     90,704,964                      -                      -
BYD                                                                     6,669,500                    653                      -
Cummins India                                                           6,771,594                    851                      -
Embotelladora Andina                                                    2,665,573                  1,673                      -
GS Engineering & Construction                                             996,070                  1,331                      -
Housing Development Finance                                             9,668,297                  8,701                      -
Hyundai Development                                                     1,280,374                    616                      -
Ivanhoe Mines                                                          14,024,100                      -                      -
Shanghai Forte Land                                                             -                     85                      -
Tong Ren Tang Technologies                                              1,305,900                    307                      -
UMW Holdings                                                           10,145,196                    925                      -

                                                                                                 $20,615               $354,115

(1)Affiliated during the period but no longer affiliated at June 30, 2005.



FINANCIAL HIGHLIGHTS

                                                                                        Year ended June 30 (1)

                                                                       2005         2004          2003          2002         2001
Net asset value, beginning of
 year                                                                $59.35       $47.41        $44.80        $48.21       $68.69

 Income from investment
  operations:
  Net investment income                                                1.35          .96           .92           .35          .68
  Net realized and unrealized
   gain (loss) on investments                                         18.86        12.24          2.21         (3.07)      (20.80)

   Total income(loss) from
    investment operations                                             20.21        13.20          3.13         (2.72)      (20.12)


 Less distributions:
   Dividends from
   net investment income                                              (1.06)       (1.26)         (.52)         (.69)        (.36)

Net asset value, end of year                                         $78.50       $59.35        $47.41        $44.80       $48.21

Total return                                                         34.34%       27.89%         7.14%         (5.64)%     (29.31)%

Ratios/Supplemental data:
 Net assets, end of period
  (in millions)                                                     $13,632      $15,758       $16,154       $16,258      $17,634
 Ratio of expenses to average
  net assets                                                           .71%         .70%          .70%          .70%         .68%
 Ratio of net income to average
  net assets                                                          1.96%        1.64%         2.14%         1.27%        1.25%
 Portfolio turnover rate                                             29.00%       35.36%        33.70%        26.22%       26.10%

(1) Starting with the year ended June 30, 2004, the per-share data is based on average shares outstanding.



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the "Fund") at June 30, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board - (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Los Angeles, California
August 12, 2005


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending June 30, 2005.

The amount of foreign tax credit passed through to shareholders for the fiscal year is $77,967,000. Foreign source income earned by the fund for the fiscal year was $449,269,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $358,726,000 of the dividends received as qualified dividend income.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


EXPENSE EXAMPLE                                                    (unaudited)

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 through June 30, 2005).

ACTUAL EXPENSES:
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                    Beginning account       Ending account      Expenses paid        Annualized
                                                       value 1/1/2005      value 6/30/2005    during period(1)    expense ratio

 Actual return                                        $      1,000.00            $1,080.95              $3.61              .70%
 Hypothetical 5% return before expenses                      1,000.00             1,021.32               3.51              .70

(1) Expenses are equal to the fund's annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).



APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AND SERVICE AGREEMENT

The fund's Board of Directors has approved the renewal of the fund's Investment Advisory and Service Agreement (the agreement) with Capital International, Inc.
(CII) for an additional one-year term through June 20, 2006, following the recommendation of the fund's Contracts Committee (the Committee), a committee comprised of all of the fund's independent Directors. The information, material factors and the conclusions that formed the basis for the Committee's recommendation and the Board's subsequent approval are described below.

1. INFORMATION RECEIVED

    Materials reviewed

During the course of each year, the independent Directors receive a wide variety of materials relating to the services provided by CII, including reports on the fund's investment performance, portfolio composition, portfolio trading practices, sales, redemptions and shareholder services, as well as other information relating to the nature, extent and quality of the services provided by CII to the fund. In addition, supplementary information requested and reviewed by the Committee included extensive materials regarding the investment performance of the fund and CII, advisory fee and expense comparisons, financial and profitability information regarding CII, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

    Review process

The Committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent Directors. The Committee discussed the renewal of the agreement with CII representatives and in a private session with independent legal counsel at which no representatives of CII were present. In deciding to recommend renewal, the Committee did not identify any particular information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. NATURE, EXTENT AND QUALITY OF SERVICES

    CII, its personnel and its resources

The Board and the Committee considered the depth and quality of CII's investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and its commitment to research and its investment process. The Board and the Committee noted the additions to the investment personnel and enhancements to the investment process meant to improve the scope of investment research coverage.

    Other services

The Board and the Committee considered CII's policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Directors informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the Committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by CII to the fund under the agreement and other agreements, including the information technology, legal, fund accounting and fund treasury functions. The Board and the Committee further considered CII's supervision of the fund's third-party service providers, especially the fund's custodians and subcustodians.

The Board and the Committee concluded that the nature, extent and quality of the services provided by CII has benefited and will continue to benefit the fund and its shareholders.

3. INVESTMENT PERFORMANCE

The Board and the  Committee  considered  whether the fund  operated  within its investment objective and its record of compliance with its investment restrictions. The Board and the Committee reviewed the investment performance of the fund and compared it to that of the MSCI Emerging Markets Index, as well as a selected group of funds with a similar investment mandate. The Board and the Committee reviewed the fund's short-term and long-term investment results on an absolute and relative basis, including any period of outperformance or underperformance against the index and the selected funds. The Board and the Committee noted that the fund continued to outperform the index and a significant number of the selected funds on a 10- and 15-year basis but that its performance had lagged on a one-, three- and five-year basis. The Board and the Committee also noted that CII has made considerable efforts to enhance its investment process and has implemented changes in response to the fund's recent underperformance. The Board and the Committee concluded that, although short-term results have lagged, CII's long-term performance record in managing the fund, along with other factors, indicates that it is reasonable to conclude that its continued management is likely to benefit the fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the Committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the average fees and expenses of the selected group of funds referred to above. The Board and the Committee observed that the fund's advisory fees and total expenses were significantly lower than the median fees and expenses of the selected funds.

The Board and the Committee also reviewed information regarding the advisory fees paid by institutional clients invested in institutional funds managed by CII with a similar investment mandate. The Board and the Committee concluded that the fees paid by the fund were comparable to those paid by the institutional clients invested in those funds.

In addition, the Board and the Committee considered a third-party study of advisory fees charged to global emerging market mandates.

The Board and the Committee observed that the fees charged under the agreement are significantly lower than those of other mutual funds with emerging market mandates, and concluded that the fee levels under the agreement are fair and reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board and the Committee reviewed information regarding CII's costs of providing services to the fund and its other institutional clients, and also reviewed the resulting level of profits to CII. The Board and the Committee considered CII's need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Board and the Committee considered that breakpoints in the fund's advisory fee structure provide for fee reductions as fund assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The Board and the Committee concluded that CII's cost structure was reasonable and that CII was sharing economies of scale with the fund and its shareholders, to their benefit.

6. ANCILLARY BENEFITS

The Board and the Committee considered a variety of other benefits received by CII and its affiliates as a result of CII's relationship with the fund and other clients of CII, including fees paid to CII's affiliated transfer agent, and possible ancillary benefits received by the fund in connection with the activities of CII or its affiliates, which are not directly related to the fund. The Board reviewed CII's portfolio trading practices, noting that while CII receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to executing broker-dealers.

7. CONCLUSIONS

Based on their review, the Board and the Committee concluded that they were satisfied with the nature, extent and quality of the services being provided to the fund by CII, and that each of the factors referred to above favored renewal of the agreement. Based on their review, the Board and the Committee concluded that the fund's investment advisory fee is reasonable, both in absolute terms and in comparison with those of other similar funds; that the fund and its shareholders have received reasonable value in return for those fees; and that renewal of the agreement is in the best interest of the fund and its shareholders.


BOARD OF DIRECTORS AND DIRECTOR EMERITUS

"NON-INTERESTED" DIRECTORS
                                             Year first
                                               elected
                                             a Director
Name and age                               of the fund(1)     Principal occupation(s) during past five years

Collette D. Chilton, 47                         1999          President and Chief Investment Officer, Lucent
                                                              Asset Management Corp.

Beverly L. Hamilton, 58                         1991          Retired President, ARCO Investment Management
                                                              Company

David F. Holstein, 50                           2001          Managing Director, Global Equities, General Motors
                                                              Investment Management Corporation

Raymond Kanner, 52                              1997          Director, Global Equity Investments, IBM Retirement
                                                              Funds

Helmut Mader, 63                                1986          Former Director, Deutsche Bank AG

William B. Robinson, 67                         1986          Director, Reckson Asset Management Australia
                                                              Limited; Director, Unwired Australia Group Limited
                                                              (Internet service provider); Former Director,
                                                              Deutsche Asset Management Australia Limited

Gerrit Russelman, 59                            2001          Adviser to the Managing Director, Investments,
                                                              Pensioenfonds PGGM

Aje K. Saigal, 49                               2000          Director, Investment Policy and Strategy,
                                                              Government of Singapore Investment Corporation Pte.
                                                              Limited


"NON-INTERESTED" DIRECTORS

                                              Number of
                                             portfolios
                                               in fund
                                             complex(2)
                                             overseen by
Name and age                                  Director        Other directorships(3) held by Director

Collette D. Chilton, 47                           1           None

Beverly L. Hamilton, 58                           1           Oppenheimer Funds (Director for 38 portfolios in
                                                              the fund complex)

David F. Holstein, 50                             1           None

Raymond Kanner, 52                                1           None

Helmut Mader, 63                                  1           None

William B. Robinson, 67                           1           None

Gerrit Russelman, 59                              1           None

Aje K. Saigal, 49                                 1           None


"INTERESTED" DIRECTORS(4)

                                             Year first
                                             elected a
                                             Director or
Name, age and                                officer of       Principal occupation(s) during past five years and
position with fund                          the fund(1)       positions held with affiliated entities of the fund

Robert Ronus, 62                                2003          Senior Vice President, Capital International, Inc.;
Chairman of the Board                                         Senior Vice President, Capital International
                                                              Limited;(5) Vice Chairman of the Board, Capital
                                                              Guardian Trust Company;(5) Director, Capital Group
                                                              International, Inc.;(5) Director, The Capital Group
                                                              Companies, Inc.(6)

David I. Fisher, 65                             1986          Vice Chairman of the Board, Capital International,
Vice Chairman of the Board                                    Inc.; Chairman of the Board, Capital Group
                                                              International, Inc.;(5) Director, Capital Group
                                                              Research, Inc.;(5) Chairman of the Board, Capital
                                                              Guardian Trust Company;(5) Vice Chairman of the
                                                              Board, Capital International Limited;(5) Director,
                                                              Capital International Research, Inc.;(5) Director,
                                                              The Capital Group Companies, Inc.(6)

Shaw B. Wagener, 46                             1997          Chairman of the Board, Capital International, Inc.;
President                                                     Senior Vice President and Director, Capital Group
                                                              International, Inc.;(5) Director, Capital Guardian
                                                              Trust Company;(5) Director, The Capital Group
                                                              Companies, Inc.(6)

Victor D. Kohn, 47                              1996          President and Director, Capital International, Inc.;
Executive Vice President                                      Senior Vice President, Capital International
                                                              Research, Inc.(5)



                                              Number of
                                             portfolios
                                               in fund
                                             complex(2)
Name, age and                                overseen by
position with fund                            Director        Other directorships(3) held by Director

Robert Ronus, 62                                  1           None
Chairman of the Board

David I. Fisher, 65                               1           None
Vice Chairman of the Board

Shaw B. Wagener, 46                               1           None
President

Victor D. Kohn, 47                                1           None
Executive Vice President



Director Emeritus

Walter P. Stern, 76                                           Vice Chairman of the Board, Capital International,
Chairman Emeritus                                             Inc.; Vice Chairman of the Board, Capital Group
                                                              International, Inc.(5)



OTHER OFFICERS
                                             Year first
                                             elected an
Name, age and                                officer of       Principal occupation(s) during past five years and
position with fund                           the fund(1)      positions held with affiliated entities of the fund

Nancy J. Kyle, 55                               1996          Vice Chairman of the Board, Capital Guardian Trust
Senior Vice President                                         Company(5)

Michael A. Felix, 44                            1993          Senior Vice President and Director, Capital
Vice President and                                            International, Inc.; Senior Vice President,
                                                              Treasurer
Treasurer                                                     and Director, Capital Guardian Trust Company(5)

Peter C. Kelly, 46                              1996          Senior Vice President, Senior Counsel, Secretary
                                                              and
Vice President                                                Director, Capital International, Inc.; Senior Vice
                                                              President, Senior Counsel and Director, Capital
                                                              Guardian Trust Company;(5) Secretary, Capital Group
                                                              International, Inc.(5)

Robert H. Neithart, 40                          2000          Executive Vice President and Research Director of
Vice President                                                Emerging Markets, and Director, Capital
                                                              International Research, Inc.;(5) Vice President,
                                                              Capital Strategy Research(5)

Abbe G. Shapiro, 45                             1997          Vice President, Capital International, Inc.; Vice
Vice President                                                President, Capital Guardian Trust Company(5)

Lisa B. Thompson, 39                            2000          Senior Vice President, Capital International
                                                              Research,
Vice President                                                Inc.(5)

Nelson N. Lee, 34                               2005          Counsel, Capital International, Inc.; Counsel,
                                                              Capital
Secretary                                                     Guardian Trust Company(5)

Laurie D. Neat, 34                              2005          Senior Compliance Specialist, Capital International,
Assistant Secretary                                           Inc.; Senior Compliance Specialist, Capital
                                                              Guardian Trust Company(5)

Jeanne M. Nakagama, 47                          2000          Vice President, Capital International, Inc.; Vice
Assistant Treasurer                                           President, Capital Guardian Trust Company(5)

Lee K. Yamauchi, 43                             2000          Vice President, Capital International, Inc.; Vice
Assistant Treasurer                                           President, Capital Guardian Trust Company(5)

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 11100 SANTA MONICA BOULEVARD, 15TH FLOOR, LOS ANGELES, CA 90025, ATTENTION: FUND SECRETARY.

The fund's SAI, Proxy Voting Policy and Procedures and proxy voting record for the 12 months ended June 30 is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov or upon request by calling 800/421-0180, ext. 96245.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling 800/421-0180, ext. 96245. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital International, Inc. serves as investment adviser for the fund and does not act as investment adviser for other U.S. registered investment companies.
(3) This includes all directorships (other than those in the fund) that are held by each Director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a U.S. registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital International, Inc., or affiliated entities.
(5) Company affiliated with Capital International, Inc.
(6) Parent company of Capital International, Inc.


OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889


This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

THE CAPITAL GROUP COMPANIES

Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds

Lit. No. MFGEAR-915-0805P(NLS)

Litho in USA  TAG/WS/6391-S4276

(C) 2005 Emerging Markets Growth Fund, Inc.


ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by dialing 310/996-6000 or by writing to the Secretary of the Registrant, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3302.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that each member of the Registrant's audit committee, David F. Holstein, Raymond Kanner, William B. Robinson, Gerrit Russelman and Aje K. Saigal, is an "audit committee financial expert," and "independent," as such terms are defined in this Item. This designation will not increase each designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

        Registrant:

                a) Audit Fees:
                        2004    $107,450
                        2005    $116,000
                b) Audit- Related Fees:
                        2004    none
                        2005    none
                c) Tax Fees:
                        2004    $129,208
                        2005    $161,360
                        The tax fees for 2004 and 2005 consist of professional services relating to: preparing the fund's federal and state income tax returns; preparing the local tax return and acting as tax advisor in India and Venezuela. The tax fees for 2004 also consisted of professional services relating to preparing the local tax return and acting as tax advisor in Taiwan.
                d) All Other Fees:
                        2004    none
                        2005    none

        Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
                a) Not Applicable
                b) Audit- Related Fees:
                        2004    none
                        2005    none
                c) Tax Fees:
                        2004    none
                        2005    none
                d) All Other Fees:
                        2004    none
                        2005    none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and adviser and affiliates that provide ongoing services to the Registrant were $129,208 for fiscal year 2004 and $161,360 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

The Schedule of Investments is included in the Annual Report to Shareholders.


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors (formerly the Nominating Committee) comprised solely of persons who are not considered ``interested persons'' of the Registrant within the meaning of the Investment Company Act of 1940. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.


ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12 - Exhibits

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Shaw B. Wagener
----------------------------------
Shaw B. Wagener, President and PEO

Date: August 26, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Shaw B. Wagener
----------------------------------
Shaw B. Wagener, President and PEO

Date: August 26, 2005



By /s/ Michael A. Felix
-----------------------------------
Michael A. Felix, Treasurer and PFO

Date: August 26, 2005